                                                                   EXHIBIT 10.03

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                             STOCKHOLDERS AGREEMENT


                                      among


                            CUPERTINO ELECTRIC, INC.


                                       and


                       CERTAIN STOCKHOLDERS OF THE COMPANY
                                DESIGNATED HEREIN

                                -----------------

                            Dated as of June 21, 2000

                                -----------------


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                                TABLE OF CONTENTS

                                                                              Page No.
                                                                              --------
ARTICLE I  DEFINITIONS AND GENERAL TERMS.......................................  4

SECTION 1.  Definitions........................................................  4

SECTION 2.  General Restrictions on Transfer...................................  6

SECTION 3.  Co-Sale Right......................................................  7

SECTION 4.  Corporate Governance...............................................  8

SECTION 5.  Covenant to Vote, etc.............................................. 10

SECTION 6.  Sale of the Company Minimum Payment................................ 10

SECTION 7.  Voting Agreement; No Inconsistent Agreements or Proxies............ 11

SECTION 8.  Legends............................................................ 12

SECTION 9.  Miscellaneous...................................................... 12


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SCHEDULES

Schedule 1 - Ownership

EXHIBITS

Exhibit A - Form of Director Indemnification Agreement

Exhibit B - Preapproved Transactions

Exhibit C - Stockholders Agreement Supplement



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                             STOCKHOLDERS AGREEMENT


        THIS STOCKHOLDERS AGREEMENT (as supplemented in accordance with Section 9(l) this "Agreement") is dated as of June 21, 2000, by and among CUPERTINO ELECTRIC, INC., a Delaware corporation formerly known as Synergism Delaware, Inc. (the "Company"), BANCAMERICA CAPITAL INVESTORS SBIC I, L.P., a Delaware limited partnership ("BancAmerica"), TA/ADVENT VIII L.P., a Delaware limited partnership ("TA/Advent VIII"), TA/ATLANTIC AND PACIFIC IV L.P., a Delaware limited partnership ("TA/AP IV"), TA EXECUTIVES FUND LLC, a Delaware limited liability company ("TA Executives"), TA INVESTORS LLC, a Delaware limited liability company ("TA Investors"), TA SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership ("TA Sub Debt," and together with TA/Advent VIII, TA/AP IV, TA Executives, TA Investors and TA Sub Debt collectively, "TA," and together with BancAmerica, the "Investor Stockholders"), EUGENE A. RAVIZZA, JAMES S. RYLEY, CLARANNE RAVIZZA LONG, THE CLARANNE RAVIZZA LONG TRUST, THE RAVIZZA CHILDREN'S TRUST II, THE RAVIZZA CHILDREN'S TRUST III and WALTER E. RYLEY (the "Primary Stockholders") and the other stockholders of the Company, who are designated on the signature pages hereto (collectively with the Primary Stockholders, the "Original Stockholders").

                              STATEMENT OF PURPOSE

        Pursuant to a Senior Subordinated Note, Warrant and Common Stock Purchase Agreement, dated the date hereof (as amended from time to time, the "Purchase Agreement"), among the Company, the Investor Stockholders and the Primary Stockholders, the Investor Stockholders have acquired senior subordinated notes of the Company as well as shares of the Company's common stock and warrants to purchase additional shares of the Company's common stock. Upon consummation of the transactions contemplated by the Purchase Agreement, the Investor Stockholders and the Original Stockholders (the "Stockholders") will be the holders of all of the capital stock of the Company in the amounts set forth on Schedule 1 hereto. The parties hereto desire to enter into this Agreement for the purpose of agreeing to certain aspects of their relationship as holders of such capital stock.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND GENERAL TERMS

        SECTION 1. Definitions. For the purposes of this Agreement, in addition to any terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

        "Affiliate" has the meaning assigned thereto in the Purchase Agreement.


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        "Board" means the Board of Directors of the Company.

        "Change of Control" has the meaning assigned thereto in the Purchase Agreement

        "Common Equivalents" means (a) the Common Stock, (b) any security which by its terms is exercisable for or convertible into shares of Common Stock and
(c) any warrant, option or other subscription or purchase right to acquire, directly or indirectly, Common Stock.

        "Common Stock" has the meaning assigned thereto in the Purchase
Agreement.

        "Existing Shareholders Agreements" is defined in Section 9(o).

        "Fully Diluted" means, with respect to the Common Stock, as of a particular time the total outstanding shares of Common Stock as of such time, determined by treating all outstanding options, warrants and other rights for the purchase or other acquisition of shares of Common Stock (whether or not then vested or exercisable) as having been exercised and by treating all outstanding securities directly or indirectly convertible into or exchangeable for shares of Common Stock (whether or not then exercisable or convertible) as having been so converted or exchanged.

        "Incentive Stock Plan Pool Shares" has the meaning assigned thereto in the Investor Rights Agreement.

        "Investor Rights Agreement" means the Investor Rights Agreement, dated the date hereof, among the Company and the Investor Stockholders.

        "Permitted Transfer" means (i) a gratuitous transfer by a Stockholder to the Stockholder's spouse or issue or to a trust for the Stockholder's benefit or the benefit of his spouse or issue, (ii) a transfer of title effected pursuant to a Stockholder's will or the laws of intestate succession, and (iii) if a Stockholder is a trust, the distribution to any beneficiary under such trust.

        "Person" means an individual, firm, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind.

        "Purchase Agreement" has the meaning assigned thereto in the Statement of Purpose.

        "Purchased Capital Stock" has the meaning assigned thereto in the Purchase Agreement.

        "Qualified Public Offering" has the meaning assigned thereto in the Purchase Agreement.

        "Sale of the Company" means (A) any transaction (including without limitation a Transfer or issuance of Common Equivalents, capital reorganization, reclassification, merger or share exchange) which results in a Change of Control, (B) the liquidation, winding up or dissolution of the Company or (C) the sale of all or substantially all of the Company's assets.


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


        "Securities Act" means the Securities Act of 1933, as amended.

        "Senior Credit Agreement" has the meaning assigned thereto in the Purchase Agreement.

        "Senior Indebtedness" has the meaning assigned thereto in the Purchase Agreement.

        "Stockholder" means each of the Investor Stockholders and the Original Stockholders, together with any other Person who becomes a party to this Agreement pursuant to Section 9(l) or otherwise.

        "Transaction Documents' has the meaning assigned thereto in the Purchase Agreement.

        "Transfer" means sell, assign, convey, donate, pledge, encumber, transfer or otherwise dispose of, or contract to do any of the foregoing.

        "Warrants" has the meaning assigned thereto in the Purchase Agreement.

        "Warrant Securities" has the meaning assigned thereto in the Purchase Agreement.

        SECTION 2. General Restrictions on Transfer.

        (a) Transfers in Compliance with this Agreement. No Stockholder shall Transfer any of his or its Common Equivalents in violation of this Agreement, and the Company shall not recognize or give effect to any such Transfer in violation of this Agreement.

        (b) Transfers in Compliance with Securities Laws. Each Stockholder acknowledges that his or its Common Equivalents have not been registered under the Securities Act and may not be Transferred except while such registration is in effect or pursuant to an exemption from registration under the Securities Act. No Stockholder will Transfer any such Common Equivalents at any time if such Transfer would violate applicable federal or state securities laws and upon the written request of the Board and as a condition to making any Transfer, such Stockholder will deliver a legal opinion of counsel reasonably acceptable to the Company to the effect that such Transfer is in compliance with applicable federal and state securities laws.

        (c) No Transfer to a Competitor. Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Stockholder Transfer all or any portion of his or its Common Equivalents to any Person engaged in any business which has been conducted by the Company at or during the six months prior to the time of any such proposed Transfer

        (d) Transferee Obligation. As a condition to any Stockholder's Transfer of all or any portion of its Common Equivalents, such Stockholder shall cause the transferee to become a party to this Agreement and agree to be bound by the terms and conditions hereof to the same extent and in the same manner as such Stockholder as set forth in Section 9(l) concurrently with the consummation of such Transfer.

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

        SECTION 3. Co-Sale Right.

        (a) Co-Sale Right. If any Primary Stockholder (a "Selling Stockholder") proposes to Transfer all or any portion of such holder's Common Equivalents other than a Permitted Transfer, such Selling Stockholder shall give written notice thereof (the "Selling Stockholder's Notice") to each Investor Stockholder that then owns at least twenty-five percent (25%) of the Common Equivalents purchased by it pursuant to the Purchase Agreement, determined on a Fully Diluted basis. The Selling Stockholder's Notice shall describe the Common Equivalents subject to Transfer and the terms and conditions of such Transfer. Upon receipt of a Selling Stockholder's Notice, each Investor Stockholder, by giving written notice to the Selling Stockholder of its election to participate not later than ten business days following receipt of the Selling Stockholder's Notice, may participate in such Transfer by including therein a number of its Common Equivalents equal to the product of (i) the number of Common Equivalents (based on the number shares of Common Stock, determined on a Fully Diluted basis, represented thereby) to be Transferred by the Selling Stockholder in connection with such Transfer, multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock, determined on a Fully Diluted basis, then owned by such Investor Stockholder immediately prior to giving effect to such Transfer and the denominator of which is the aggregate number of shares of Common Stock, determined on a Fully Diluted basis, then owned by the Primary Stockholders and the Investor Stockholders immediately prior to giving effect to such Transfer. Such Transfer shall be made on the same terms and conditions described in the Selling Stockholder's Notice; provided, however, the sale price for Common Equivalents included in such sale shall be determined net of any applicable exercise or conversion price. The number of Common Equivalents (based on the number of shares of Common Stock represented thereby) to be Transferred by the Selling Stockholder in connection with such Transfer shall be reduced by a number of Common Equivalents (based on the number of shares of Common Stock represented thereby) Transferred by the Investor Stockholders pursuant to this Section 3.

        (b) Closing. The closing of any transaction pursuant to this Section 3 shall be held at such time and place as the Selling Stockholder shall reasonably specify. At such closing the Stockholders participating in such sale shall deliver certificates or warrants representing the Common Equivalents to be Transferred, duly endorsed for Transfer and accompanied by all requisite stock transfer taxes, if any, and the Common Equivalents to be Transferred shall be free and clear of any liens, claims or encumbrances (other than restrictions imposed pursuant to this Agreement and pursuant to applicable federal and state securities laws) and each Stockholder participating in such sale shall so represent and warrant and further represent and warrant that it is the record and beneficial owner of the Common Equivalents to be Transferred. Each Stockholder participating in such sale shall make such additional representations and warranties as shall be customary in transactions of a similar nature.

        SECTION 4. Corporate Governance.

        (a) Number of Directors. The Stockholders shall take and cause the Company and the Board to take all corporate action as shall be necessary to ensure that the Company is governed by a Board consisting of seven to nine members, designated in the manner provided in this Section 4.

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

        (b) Nomination of Directors. The members of the Board shall be designated in the following manner:

            (i) One member shall be designated by BancAmerica (the "BancAmerica Designee") so long as it and its Affiliates own at least thirty-three and 33/100 percent (33.33%) of the Common Equivalents purchased by it pursuant to the Purchase Agreement, determined on a Fully Diluted basis. The initial BancAmerica Designee shall be Ann B. Hayes who shall be initially elected as a director three days following the date hereof.

            (ii) One member shall be designated by TA (the "TA Designee") so long as it and its Affiliates own at least thirty-three and 33/100 percent (33.33%) of the Common Equivalents purchased by it pursuant to the Purchase Agreement, determined on a Fully Diluted basis. The initial TA Designee shall be Roger Kafker who shall be initially elected as a director three days following the date hereof.

            (iii) Two to five members of the Board (the "Management Designees"), each of whom shall be an employee of the Company or a designee of the Management Designees, shall be elected in accordance with the Company's Certificate of Incorporation and Bylaws. Initially, there will be four Management Designees, with such number to be reduced to a number not less than two, as determined from time to time by the Board. The initial Management Designees shall be Eugene A. Ravizza, James S. Ryley, Claranne R. Long and Walter E. Ryley.

            (iv) Two to three members of the Board, none of whom shall be employees of the Company and each of whom shall be reasonably satisfactory to each of the Investor Stockholders (each an "Outside Director"), shall be designated by a majority of the directors designated pursuant to clauses (i) -
(iii) above. Initially, there will be two Outside Directors, with such number to be increased to three, as determined from time to time by the Board. One of the initial Outside Directors shall be Peter Stoneberg.

        (c) Removal. Any director designated pursuant to this Section 4 shall be removed from the Board (and from all committees of the Board) at the written request of the Person or Persons which have the right to designate such director pursuant to this Section 4; provided, however, no Outside Director shall be removed if as a result thereof there shall be fewer than two Outside Directors unless prior thereto such director's replacement shall have been approved by each of the Investor Stockholders. Notwithstanding this Section 4, any director may be removed from the Board at the written request of the holders of a majority of the issued and outstanding shares of Common Stock, determined on a Fully Diluted basis, if such director (i) commits fraud against the Company,
(ii) intentionally and improperly uses or appropriates for his personal use or benefit any Company funds or property not authorized by the Board to be so used or appropriated, or (iii) is convicted of any felony involving dishonesty or moral turpitude.

        (d) Filling Vacancies.

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

            At any time a vacancy is created on the Board by the death, removal or resignation of any director, the applicable Person or Persons entitled to nominate the former director or directors as provided in Section 4(b) shall nominate a director to fill such vacancy. If, within 30 days, no individual shall have been nominated to fill such vacancy, such vacancy may be filled with a nominee designated by the vote of a majority of the remaining directors. If any Person who shall have failed to nominate a director to fill such vacancy in accordance with Section 4(b) shall continue to be entitled to nominate a director in accordance with Section 4(b), such Person may at any time direct the Stockholders to remove the director nominated in accordance with the preceding sentence and to elect its nominee to the Board.

        (e) Board Meetings. The Board shall meet not less than quarterly. At least three business days notice shall be given to each member of the Board prior to any meeting of the Board unless such notice shall have been waived in accordance with applicable corporate law. Each director nominated and elected pursuant to the provisions hereof shall be entitled to reimbursement by the Company of all reasonable out-of-pocket expenses incurred in connection with attendance of meetings of the Board.

        (f) Subsidiary Boards. The composition of the governing body of each of the Company's subsidiaries shall be the same as that of the Board.

        (g) Board Committees. The Board shall establish an audit committee (the "Audit Committee") consisting of three members of the Board, one of whom shall be the BancAmerica Designee and one of whom shall be the TA Designee. The other initial member of the Audit Committee shall be Peter Stoneberg. The Audit Committee shall act by majority vote of its members. The Board shall establish a compensation committee (the "Compensation Committee") consisting of three members of the Board. One of the members of the Compensation Committee shall be the BancAmerica Designee. Two of the members of the Compensation Committee shall be Outside Directors, one of whom shall initially be Peter Stoneberg. The Compensation Committee shall act by majority vote of its members and its powers shall include the power to grant equity awards and options to employees (including options to purchase Incentive Stock Plan Pool Shares), review and approve the salaries and other compensation of the executive officers of the Company and its subsidiaries, including incentive compensation, and deferred compensation, and such other powers as may be delegated to it by the Board.

        (h) D&O Insurance; Indemnification Agreements. The Company shall at all times maintain directors' and officers' liability insurance in form and substance satisfactory to the Investor Stockholders. At the request of any non-employee director, the Company shall enter into a Director Indemnification Agreement with such director in the form of Exhibit A attached hereto

        (i) Restrictions on Affiliate Transactions. Except for the transactions set forth on Exhibit B attached hereto and the transactions contemplated by the Transaction Documents, without the prior written approval of a majority of the non-employee directors, no Stockholder will cause the Company to and the Company will not, nor will the Company permit any subsidiary thereof to, enter into or be a party to, any transaction with any of the following Persons or in

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which any of the following Persons have any direct or indirect interest (other than as a stockholder of the Company):

            (i) any director, officer or shareholder of the Company or any of its subsidiaries;

            (ii) any of the spouses, parents, siblings and children of any of the Persons described in clause (i); or

            (iii) any Person in which any of the Persons described in clauses
(i) and (ii) have a beneficial interest (other than a corporation whose shares are publicly traded and in which such persons own beneficially in the aggregate no more than 2% of the equity interests).

        SECTION 5. Covenant to Vote, etc.

        At any time a director is to be elected or removed pursuant to Section 4, the Company shall, and the Stockholders shall cause the Company to, promptly call a meeting of stockholders of the Company or obtain their written consents as necessary to effect such election or removal, as the case may be. Each of the Stockholders shall appear in person or by proxy at each annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote the shares owned by such Stockholder, either in person or by proxy, at such annual or special meeting of stockholders of the Company as follows:

        (a) in favor of establishing the number of directors in accordance with
Section 4(a);

        (b) in favor of the election of the directors nominated in accordance with Section 4(b);

        (c) in favor of the removal of directors in accordance with Section
4(c);

        (d) in favor of the election of directors in accordance with Section 4(d); and

        (e) otherwise in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement.

        SECTION 6. Put Right in Connection with a Sale of the Company.

        (a) Put Right. The Company and the Stockholders agree that in connection with a Sale of the Company and immediately prior to any consummation thereof, each Investor Stockholder shall be entitled at its election to cause the Company to purchase each share of Purchased Capital Stock then held by such Investor Stockholder for a purchase price payable in cash or cash equivalents equal to the greater of (i) the price per share such Investor Stockholder paid for such shares (subject to appropriate adjustment for Stock Dividends, Stock Subdivisions and Stock Combinations, as such terms are defined in the Warrants) pursuant to the Purchase Agreement (the "Minimum Stock Purchase Price") and (ii) an amount equal to the Aggregate Proceeds divided by the total number of shares of Common Stock as of the date of

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consummation of the Sale of the Company, determined on a Fully Diluted basis
(the "Aggregate Per Share Proceeds").

        (b) Exercise of Put Right. The Company shall give each Investor Stockholder written notice (the "Put Notice") at least 30 days prior to the consummation of a Sale of the Company. The Put Notice shall describe the terms and conditions of the proposed Sale of the Company and shall set forth the amount of the First Payment payable to such Investor Stockholder upon exercise of its rights pursuant to this Section 6 in connection therewith. Each Investor Stockholder shall be entitled to exercise its right to cause the Company to purchase all its shares of Purchased Capital Stock pursuant to this Section 6 by giving the Company written notice of such exercise within 15 days following its receipt of the Put Notice.

        (c) Payment of Purchase Price. The purchase price payable by the Company to each Investor Stockholder for each share of Purchased Capital Stock sold to the Company pursuant to this Section 6 shall be payable as follows: (i) prior to the consummation of the Sale of the Company, the Company shall make a payment (the "First Payment") equal to the higher of the Minimum Stock Purchase Price and the Initial Aggregate Per Share Proceeds, with the "Initial Aggregate Per Share Proceeds" determined on the basis of the Aggregate Proceeds reasonably anticipated to be available for distribution by the Company or receivable by the Stockholders at the time of the consummation of the Sale of the Company or within 30 days thereafter; and (ii) concurrently with any portion of the Aggregate Proceeds being distributed by the Company to the Stockholders or being received by the Stockholders, the Look-back Amount, determined as of the time such portion of the Aggregate Proceeds is distributed or received.

        (d) Definitions. The "Look-back Amount," as of each date any Aggregate Proceeds are distributed to or received by the Stockholders, means the excess of the Aggregate Per Share Proceeds (determined on a cumulative basis taking into account all prior distributions or receipts of any Aggregate Proceeds) over the sum of the First Payment plus any and all Look-back Amounts previously paid. "Aggregate Proceeds" means all amounts available for distribution by the Company to the Stockholders or otherwise receivable by the Stockholders (including as consideration for their shares pursuant to any sale of stock or similar transaction) in connection with a Sale of the Company.

        SECTION 7. Voting Agreement; No Inconsistent Agreements or Proxies. It is the intent of each Stockholder that the provisions of this Stockholders Agreement constitute a voting agreement of the Stockholders with respect to the matters contained herein as contemplated by Section 218(c) of the Delaware General Corporation Law. No Stockholder shall (a) grant any proxy or enter into any stockholder agreements or arrangements of any kind with any Person inconsistent with the provisions of this Agreement or (b) enter into or agree to be bound by any other voting agreement or voting trust with respect to its shares.

        SECTION 8. Legends. Each Stockholder agrees that legends in substantially the following form shall be placed on the certificates representing any shares owned by it:

        THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF A STOCKHOLDERS AGREEMENT DATED AS OF JUNE 21, 2000 (THE "STOCKHOLDERS AGREEMENT"), A COPY OF WHICH IS

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        ON FILE IN THE COMPANY'S OFFICES. THE STOCKHOLDERS AGREEMENT CONTAINS
        RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

        SECTION 9. Miscellaneous.

        (a) Term of Agreement. The term of this Agreement shall commence on the date hereof and shall terminate upon the consummation of a Qualified Public Offering.

        (b) Specific Performance and Injunctive Relief; Arbitration. Each Stockholder acknowledges and agrees that, in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages, and therefore each Stockholder hereby waives the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Each Stockholder further agrees that all other Stockholders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement and to obtain injunctive relief in any action instituted in a court of proper jurisdiction.

        (c) Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

        (d) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof; provided, however, nothing herein shall supercede or affect in any manner any of the Existing Shareholders Agreements. In the event of any inconsistency or conflict between the provisions contained herein and the provisions of the Certificate of Incorporation or Bylaws of the Company, the parties intend that the provisions hereof shall control and the parties hereto shall use their best efforts to cause the Company to correct such inconsistency or conflict.

        (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, recognized overnight courier service or personal delivery:

               (i)    if to the Company:

                      Cupertino Electric, Inc.
                      1132 North Seventh Street
                      San Jose, CA 95112
                      Attention:    Chief Financial Officer
                      Telecopy:     (408) 275-6987

               (ii)   if to BancAmerica:

                      BancAmerica Capital Investors SBIC I, L.P.
                      100 N. Tryon Street, 25th Floor
                      Charlotte, NC 28255-001
                      Attention:    Ann B. Hayes
                      Telecopy:     (704) 386-6432

               (iii)  if to TA:

                      c/o TA Associates, Inc.
                      125 High Street, Suite 2500
                      Boston, MA 02110
                      Attention:    Roger Kafker
                      Telecopy:     (617) 574-6728

               (iv) if to any Original Stockholder, to the respective address shown in the records of the Company.

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

        (f) Applicable Law. The laws of the State of Delaware, excluding the principles of conflicts of law thereof, shall govern the interpretation, validity and performance of the terms of this Agreement.

        (g) Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

        (h) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and the rights of the Investor Stockholders contained in Sections 3 and 6 shall be automatically transferred in whole or part, as applicable, and inure to and for the benefit of any subsequent holder of Warrant Securities or Purchased Capital Stock. Notwithstanding any transfer of such rights, all of the obligations of the Company and the Original Stockholders hereunder shall survive any such transfer.

        (i) Defaults. A default by any party to this Agreement in such party's compliance with any of the terms or conditions hereof or performance of any of the obligations of such party hereunder shall not constitute or excuse a default by any other party.

        (j) Regulatory Requirements and Restrictions. In the event of any reasonable determination by either Investor Stockholder that, by reason of any existing or future Federal or state rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), it is effectively restricted or prohibited from holding any of the shares of capital stock of the Company (including any shares of capital stock or other securities distributable to such Investor Stockholder in any merger, reorganization, readjustment or other reclassification of such shares), the Company and the other Stockholders shall take such commercially reasonable action as may be deemed reasonably necessary by Investor Stockholder to permit Investor Stockholder to comply with such Regulatory Requirement. The reasonable costs of taking such action, whether by the Company or the Stockholders or otherwise, shall be borne by the Company. Such action to be taken may include, without limitation, the Company's authorization of one or more new classes of capital stock and the modification or amendment of the Certificate of Incorporation or any other documents or instruments executed in connection with the shares held by such Investor Stockholder as may be deemed reasonably necessary by such Investor Stockholder, but shall not include the redemption or repurchase of any securities for cash until all Senior Indebtedness is paid in full in cash and all commitments to extend credit under the Senior Credit Agreement are terminated. Each Investor Stockholder shall give written notice to the Company and the other Stockholders of any such determination and the action or actions necessary to comply with such Regulatory Requirement, and the Company and such other Stockholders shall take all steps necessary to comply with such determination as expeditiously as possible.

        (k) Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise and including securities issued in exchange for the shares in connection with the merger) which may be issued in respect of, in exchange for, or in substitution of the shares, by reason of a stock dividend, recapitalization, reclassification, merger, consolidation or otherwise.

        (l) Additional Stockholders. The Company shall cause each Person hereafter becoming a holder of capital stock of the Company (whether pursuant to the exercise of stock options or otherwise) to execute a supplement to this Agreement in the form attached hereto as Exhibit C for purposes of making such Person a party hereto and subject to all of the terms and conditions hereof.

        (m) Amendments; Waivers. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Investor Stockholders.

        (n) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Signatures may be exchanged by telecopy, with original signatures to follow. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement.

        (o) Waiver and Amendment of Existing Shareholders Agreements. Each of the parties hereto that is also a party to a Shareholders Agreement dated as of March 17, 2000 with Synergism, Inc., a California corporation ("Synergism") which merged into the Company (the "Merger") on June 16, 2000 (each an "Existing Shareholders Agreement"), hereby waives any all rights it has pursuant to any Existing Shareholders Agreement in connection with the transactions contemplated by the Transaction Documents and agrees that each Existing Shareholders Agreement to which it is party is hereby amended such that all references to Synergism therein shall be substituted with references to the Company, it being the intent of the parties to each Existing Shareholders Agreement that each Existing Shareholders Agreement shall survive the Merger and continue in full force and effect as if it had been originally executed by the Company rather than Synergism.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, each party hereto has caused this Stockholders Agreement to be duly executed as of the date first above written.


                               CUPERTINO ELECTRIC, INC.


                               By:  /s/ JAMES S. RYLEY
                                    --------------------------------------------
                               Name: James S. Ryley
                                     -------------------------------------------
                               Title: President/CEO
                                     -------------------------------------------

                               BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.

                               By: BancAmerica Capital Management SBIC I, LLC, Its general partner

                               By:  /s/ ANN B. HAYES
                                    --------------------------------------------
                               Name: Ann B. Hayes
                                     -------------------------------------------
                               Title: Managing Director
                                     -------------------------------------------


                               TA/ADVENT VIII L.P.

                               By:  TA Associates VIII LLC, its General Partner

                                    By:   TA Associates, Inc., its Manager

                                          By:                 *
                                             -----------------------------------

                               TA/ADVENT ATLANTIC AND PACIFIC IV L.P.

                               By:  TA Associates, Inc., its  General Partner

                                    By:                       *
                                       -----------------------------------------

                               TA INVESTORS LLC

                               By:  TA Associates, Inc., its Manager

                                    By:                       *
                                       -----------------------------------------

                               TA EXECUTIVES FUND LLC

                               By:  TA Associates, Inc., its Manager

                                    By:                       *
                                       -----------------------------------------

                               TA SUBORDINATED DEBT FUND, L.P.

                               By:  TA Associates SDF LLC, its General Partner

                                    By:   TA Associates, Inc., its Manager

                                    By:                       *
                                       -----------------------------------------


                               * /s/ Roger Kafker
                               -------------------------------------------------
                               Roger Kafker, Managing Director


                               /s/ Eugene A. Ravizza
                               -------------------------------------------------
                               Eugene A. Ravizza

                               /s/ James S. Ryley
                               -------------------------------------------------
                               James S. Ryley

                               /s/ Claranne Ravizza Long
                               -------------------------------------------------
                               Claranne Ravizza Long


                               THE CLARANNE RAVIZZA LONG TRUST


                               By: /s/ Claranne R. Long
                                  ----------------------------------------------
                                    Name: Claranne Long
                                         ---------------------------------------
                                    Title: Trustee
                                          --------------------------------------

                               THE RAVIZZA CHILDREN'S TRUST II


                               By: /s/ CLARANNE R. LONG
                                  ----------------------------------------------
                                    Name: Claranne Long
                                         ---------------------------------------
                                    Title: Trustee
                                          --------------------------------------

                               THE RAVIZZA CHILDREN'S TRUST III


                               By: /s/ CLARANNE R. LONG
                                  ----------------------------------------------
                                    Name: Claranne Long
                                         ---------------------------------------
                                    Title: Co-Trustee
                                          --------------------------------------

                               /s/ WALTER E. RYLEY
                               -------------------------------------------------
                               Walter E. Ryley

                               FARELLA, BRAUN & MARTEL


                               By: /s/ MATTHEW LEWIS
                                  ----------------------------------------------
                                    Name: Matthew J. Lewis
                                         ---------------------------------------
                                    Title: Partner
                                          --------------------------------------

                               /s/ PETER STONEBERG
                               -------------------------------------------------
                               Peter Stoneberg


                               /s/ JOHN BONCHER
                               -------------------------------------------------
                               John Boncher


                               /s/ MICHAEL JUREWICZ
                               -------------------------------------------------
                               Michael Jurewicz


                               /s/ JAMES MEDEFESSER
                               -------------------------------------------------
                               James Medefesser


                               /s/ RUDY BERGTHOLD
                               -------------------------------------------------
                               Rudy Bergthold

                                /s/ DARRELL BENDER
                               -------------------------------------------------
                               Darrell Bender


                                /s/ BRUCE BAXTER
                               -------------------------------------------------
                               Bruce Baxter


                                /s/ ALEXANDER TANASESCU
                               -------------------------------------------------
                               Alexander Tanasescu


                                /s/  ROSEMARIE BALDWIN
                               -------------------------------------------------
                               Rosemarie Baldwin


                                /s/ MICHAEL GARNER
                               -------------------------------------------------
                               Michael Garner


                               /s/ LINDA PINZA
                               -------------------------------------------------
                               Linda Pinza


                                /s/ MICHAEL GREENAWALT
                               -------------------------------------------------
                               Michael Greenawalt



                                /s/ RICHARD THIEDE
                               -------------------------------------------------
                               Richard Thiede



                                /s/ ERIC ASBELL
                               -------------------------------------------------
                               Eric Asbell



                                /s/ ROD BECKMEN
                               -------------------------------------------------
                               Rod Beckmen



                                /s/ MICHAEL GLOGOVAC
                               -------------------------------------------------
                               Michael Glogovac

                               /s/  HOSSEIN TOFANGSAZAN
                               -------------------------------------------------
                               Hossein Tofangsazan


                               /s/  JOHN STICE
                               -------------------------------------------------
                               John Stice


                               /s/  AARON COLTON
                               -------------------------------------------------
                               Aaron Colton


                               /s/  DAVE DUPPONG
                               -------------------------------------------------
                               Dave Duppong


                               /s/  DENNIS ANTWEILER
                               -------------------------------------------------
                               Dennis Antweiler


                               /s/  BOB SINEK
                               -------------------------------------------------
                               Bob Sinek